UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

333 Westchester Avenue, South Building, Suite 204, White Plains, NY 10604

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company" or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

This Current Report on Form 8-K (this "Report") is being filed by SGRP to report the outcome of the Annual Meeting of SGRP's Stockholders held on August 12, 2021 (the "2021 Annual Meeting"), pursuant to SGRP’s amended Proxy Statement and the supplemental materials respecting the 2021 Annual Meeting (the "Annual Meeting Proxy Statement"), which SGRP filed with the SEC on July 20, 2021, and mailed on July 20, 2021 to all of SGRP's stockholders of record at the close of business on June 16, 2021 (the "Record Date").

Item 5.07 Submission of Matters to a Vote of Security Holders.

Stockholders holding 12,452,066 shares (approximately 58.54%) of SGRP Common Stock were present at the 2021 Special Meeting in person or by proxy. Each such stockholder was entitled to one vote for each share of SGRP Common Stock held by such stockholder on the Record Date, and the holders of SGRP Common Stock voted together, respecting the election of directors and the other proposals presented to them at the 2021 Special Meeting.

As more fully described in the Proxy Statement, at the 2021 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) To reelect six Directors of SGRP (all incumbents on June 16, 2021) to serve on SGRP’s Board of Directors during the ensuing year and until their successors are elected and qualified; (ii) To ratify, on an advisory basis, the appointment of BDO USA, LLP, as the independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2021; (iii) To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this Proxy Statement; (iv) To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one, two or three years; and (v) To consider, ratify and approve the Board of Directors’ adoption of the 2021 Stock Compensation Plan.

See "QUORUM AND VOTING REQUIREMENTS" in the Proxy Statement for the standards applicable in the 2021 Annual Meeting.

Results of the five Proposals

(i)	To reelect six Directors of SGRP (all incumbents on June 16, 2021) to serve on SGRP’s Board of Directors during the ensuing year and until their successors are elected and qualified:

	For	Against	Abstain
Michael R. Matacunas	9,511,134	152,522	20,607
Panagiotis (“Panos”) N. Lazaretos	9,396,198	268,723	19,342
William H. Bartels	9,502,060	168,009	14,194
Peter W. Brown	9,381,685	290,790	11,788
James R. Brown	9,493,770	169,452	21,041
Robert G. Brown	9,504,013	169,457	10,793

Having received a majority of the votes cast, Michael R. Matacunas, Panagiotis (“Panos”) N. Lazaretos, William H. Bartels, Peter W. Brown, James R. Brown and Robert G. Brown, were reelected as directors of SGRP.

(ii)	To ratify, on an advisory basis, the appointment of BDO USA, LLP, as the independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2021:

For	Against	Abstain
7,746,455	39,988	4,665,623

Having received a majority of the votes cast, BDO USA, LLP was appointed.

(iii)	To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this Proxy Statement:

For	Against	Abstain
9,380,103	289,286	14,874

Having received a majority of the votes cast, the compensation of the Named Executive Officers was approved.

(iv)	To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one, two or three years:

"One Year"	"Two Years"	"Three Years"	Abstain
9,637,851	18,897	15,344	12,171

Having received a majority of the votes cast, the Corporation will request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one year.

(v)	To consider, ratify and approve the Board of Directors’ adoption of the 2021 Stock Compensation Plan:

For	Against	Abstain
9,372,949	300,456	10,858

Having received a majority of the votes cast, the 2021 Stock Compensation Plan was approved by stockholders in accordance with Nasdaq rules.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries (the “Company”), and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation’s compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, " Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	August 17, 2021
By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer